Net financial income (loss) (Tables)	12 Months Ended
Dec. 31, 2020
Net Financial Income (Loss) [Abstract]
Summary of Net Financial Income (Loss)

	For the years ended December 31,
(in thousands of euros)	2020	2019	2018
Income from cash and cash equivalents	—	105	34
Foreign exchange gains	104	599	1,051
Other financial income	97	133	87
Total financial income	201	837	1,172
Interest cost (1)	4,676	(4,434)	(847)
IFRS 16 related interests	(333)	(359)	—
Foreign exchange losses	(1,697)	(176)	(602)
Total financial expenses	2,646	(4,970)	(1,449)
Net financial income (loss)	2,847	(4,133)	(277)
(1)Including EIB loan interests, €1.7 million of fixed interests, offset by a net amount of €6.5 million of variable interests catch-up and discounting impact in 2020, as compared with a net interest cost of €4.4 million in 2019 and €730 thousand in 2018 (including fixed and variable interests, as well as catch-up and discounting impact).